UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 6, 2005 (October 5, 2005)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (610) 558-9800

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2005, Endo Pharmaceuticals Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Morgan Stanley, SG Cowen & Co., UBS Investment Bank, C.E. Unterberg, Towbin, Jefferies & Company, Inc., JPMorgan, as representatives of the underwriters (the “Underwriters”) and the selling stockholders named therein, relating to the sale of 29,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offering price to the public of $26.04 per share.  The Underwriting Agreement is filed as Exhibit 1.1 to this Report, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.  The Underwriting Agreement is filed with reference to and hereby incorporated by reference into the Registration Statements on Form S-3 (File Nos. 333-128845, 333-128099, 333-115032), as amended, of the Company filed with the Securities and Exchange Commission on October 6, 2005, September 2, 2005 and April 30, 2004, respectively.

The Underwriters and certain of their affiliates have in the past provided, and may in the future provide, investment banking and other financial and banking services to the Company for which they have in the past received, and may in the future receive, customary fees.  Mr. Hyatt, one of the Company’s directors, is a Senior Managing Director of Bear, Stearns & Co. Inc.  In addition, Mr. Nickell, President and Chief Executive Officer of Kelso & Company, is an outside director of The Bear Stearns Companies, Inc.

A shelf registration statement relating to the Common Stock has been previously filed with, and declared effective by, the Securities and Exchange Commission.

Item 8.01. Other Events.

On October 6, 2005, the Company issued a press release announcing the pricing of the public offering, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement dated as of October 5, 2005 by and between Endo Pharmaceuticals Holdings, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Morgan Stanley, SG Cowen & Co., UBS Investment Bank, C.E. Unterberg, Towbin, Jefferies & Company, Inc., JPMorgan, as representatives of the underwriters and the selling stockholders named therein.

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated October 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ CAROLINE B. MANOGUE
		Name:	Caroline B. Manogue
		Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: October 6, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

1.1

Underwriting Agreement dated as of October 5, 2005 by and between Endo Pharmaceuticals Holdings, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Morgan Stanley, SG Cowen & Co., UBS Investment Bank, C.E. Unterberg, Towbin, Jefferies & Company, Inc., JPMorgan, as representatives of the underwriters and the selling stockholders named therein.

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated October 6, 2005